National Health Investors Q2 2026 Supplemental

TABLE OF CONTENTS

COMPANY	
COMPANY INFORMATION & LEADERSHIP	02
PORTFOLIO	
PORTFOLIO OVERVIEW	03
REAL ESTATE INVESTMENTS	04
SENIOR HOUSING OPERATING PORTFOLIO	05
OPERATING PARTNERS	06
EBITDARM LEASE COVERAGE & OCCUPANCY	07
PURCHASE OPTIONS & LEASE MATURITIES	08
INVESTMENTS	
INVESTMENT RATIONALE	09
RECENT INVESTMENTS	10
CAPITALIZATION	
CAPITALIZATION OVERVIEW	11
CAPITAL STRUCTURE	12
DEBT MATURITIES	13
SELECT DEBT COVENANTS	14
FINANCIAL	
PERFORMANCE	15
BALANCE SHEETS	16
STATEMENTS OF INCOME	17
FFO & FAD RECONCILIATION	18
ADJUSTED EBITDA RECONCILIATION	19
NOI RECONCILIATIONS	20-21
SHOP RECONCILIATIONS	22
GLOSSARY	23-24

FORWARD LOOKING STATEMENTS AND NON-GAAP MEASURES:

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain "forward-looking" statements as that term is defined by the Private Securities Litigation Reform Act of 1995. All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitation, those containing words such as "may," "should," "will," "believes," anticipates," "expects," "intends," "estimates," "plans," "projects," "likely," and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Such risks and uncertainties include, among other things, the operating success of our tenants, managers and borrowers for collection of our lease and interest income; the success of property development and construction activities; the risk that the cash flows of our tenants, managers and borrowers would be adversely affected by increased liability claims and liability insurance costs; risks related to environmental laws and the costs associated with liabilities related to hazardous substances; risks associated with pandemics, epidemics or outbreaks; the risk of damage from catastrophic weather and other natural or man-made disasters and the physical effects of climate change; our ability to reinvest cash in real estate investments in a timely manner and on acceptable terms; the risk that the illiquidity of real estate investments could impede our ability to respond to adverse changes in the performance of our properties; operational risks with respect to our senior housing operating portfolio structured communities; risks related to our ability to maintain the privacy and security of Company information; disruptions to the management and operations of our business and the uncertainties caused by activist investors; adverse economic effects from international trade disputes (including threatened or implemented tariffs imposed by the U.S. or by foreign countries) or similar events impacting economic activity; our dependence on the ability to continue to qualify for taxation as a real estate investment trust; and other risks which are described under the heading "Risk Factors" in Item 1A in our Form 10-K for the year ended December 31, 2025 and in our Form 10-Q for the quarter ended June 30, 2026. In this Supplemental Information, we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous. Unless otherwise noted, all amounts are unaudited and are as of or for the quarter ended June 30, 2026.

1 Q2 2026

LEADERSHIP

WE INVEST IN RELATIONSHIPS

NATIONAL HEALTH INVESTORS, INC. (NYSE: NHI), established in 1991 as a Maryland corporation, is a self-managed real estate investment trust ("REIT") specializing in sale-leaseback, joint venture, mortgage and mezzanine financing of need-driven and discretionary senior housing and medical facility investments. We operate through two reportable segments: Real Estate Investments and Senior Housing Operating Portfolio ("SHOP"). Our investments in real estate properties include independent living facilities, assisted living facilities, entrance-fee communities, senior living campuses, skilled nursing facilities and hospitals.



ERIC MENDELSOHN
President & CEO



KRISTIN S. GAINES
Chief Transaction Officer



KEVIN PASCOE
Chief Investment Officer



TODD SIEFERT
Chief Financial Officer



CHRIS MAINGOT
Chief Operating Officer



DAVID TRAVIS
Chief Accounting Officer



BETH BLANKENSHIP
SVP, Legal Affairs



GRANT JOHNSTON
SVP, Asset Management



DANA HAMBLY
SVP, Finance

ANALYST COVERAGE

BMO Capital Markets: Juan Sanabria
BofA Global Research: Farrell Granath
Cantor Fitzgerald: Rich Anderson
Deutsche Bank: Omotayo Okusanya
Jefferies: Joe Dickstein
KeyBanc Capital Markets: Austin Wurschmidt
Truist Securities: Michael Lewis
Wells Fargo: John Kilichowski

CONTACT INFORMATION

National Health Investors, Inc.
222 Robert Rose Drive
Murfreesboro, Tennessee 37129
615.890.9100 | investorrelations@nhireit.com

Transfer Agent
Computershare Trust Company, N.A
P.O. Box 43078
Providence, RI 02940-3078
800.942.5909

Q2 2026 2

PORTFOLIO OVERVIEW 3 Q2 2026 As of June 30, 20261 1 Excludes assets for sale. 2 Adjusted segment NOI includes the impact of assets held for sale, and disposals during the quarter. The annualized impact excludes these items. See pages 20-21 for reconciliations. 3 Other income consists primarily of revenue from non-mortgage notes receivable. 4 Based on annualized adjusted NOI of $289.0 million for contracts in place at June 30, 2026.Percentages may not sum to 100% due to rounding.        Sr. Hsng. Need-Driven 38.3% Sr. Hsng. Discretionary 25.7% SNF/Hospital 18.8% Other 1.9% SHOP 15.3%                          € ‚ƒ „€‚€… „† €ƒ…  „…‡€ƒ  ˆƒ ‰  ƒ ƒ€ ‚ ‡€ ‡ € †… ‡ € †  ˆ  Š‹    … ‡€‚ ‚‚‚ ƒ€‚‚… ˆ‡ Œ Ž   Š ‘     ‚† €† € ‚… €…‚ƒ ƒˆ… ‰  ƒ ƒ … ‡€… ƒ …ƒ € ˆ‡  Š‹    ƒ  …€‡‡  … €†‚ ˆ‚ Ž ’ †ƒ€‚ €‡‚ †€†ƒ† ˆ‚     ‡ ‡€ †‡€…  € ‡‡€ †ˆƒ  ‚‡ …€‡ „ƒ€†‡€ƒ†… „†€‡ „‚€…  PARTNERS4 ASSETS4

REAL ESTATE INVESTMENTS NOI

(DOLLARS IN THOUSANDS)

	Properties	Units	QTD NOI	Straight Line Revenue	NOI Less Straight Line Revenue	Non-cash Adjustments	QTD Adjusted NOI*	Full Year Impact	Real Estate Investments Annualized Adjusted NOI
Leases									
Senior Housing - Need Driven									
Assisted Living	86	4,861	$ 24,905	$ 886	$ 24,019	$ 203	$ 24,222	$ 68,522	$ 92,744
Senior Living Campus	8	622	2,088	(27)	2,061	2	2,063	6,189	8,252
Total Need Driven	94	5,483	26,993	913	26,080	205	26,285	74,711	101,996
Senior Housing - Discretionary									
Independent Living	—	—	—	—	—	—	—	—	—
Entrance-Fee Communities	12	3,210	17,256	(455)	17,711	635	18,346	55,038	73,384
Total Discretionary	15	3,210	17,256	(455)	17,711	635	18,346	55,038	73,384
Total Senior Housing	106	8,693	44,249	458	43,791	840	44,631	129,749	174,380
Medical Facilities									
Skilled Nursing	30	3,689	11,623	(34)	11,657	—	11,657	34,968	46,625
Hospitals	1	71	1,075	76	999	—	999	2,998	3,997
Total Medical Facilities	31	3,760	12,698	42	12,656	—	12,656	37,966	50,622
Held for Sale and Disposals-			11,700	(45)	11,745	—	11,745	(11,745)	—
Total Leases	137	12,453	$ 68,647	$ 455	68,192	$ 840	$ 69,032	$ 155,970	$ 225,002
Mortgages and Other Notes									
Senior Housing - Need Driven	10	844	$ 2,485		$ 2,485	$ (36)	$ 2,449	$ 7,348	$ 9,797
Senior Housing - Discretionary	1	141	254		254	(6)	248	747	995
Skilled Nursing	3	367	277		277	(4)	273	807	1,080
Hospitals	1	36	644		644	(17)	627	1,882	2,509
Other Notes Receivable			1,490		1,490	(1)	1,489	4,046	5,535
Total Mortgage and Other Notes	15	1,388	$ 5,150		$ 5,150	$ (64)	5,086	$ 14,830	$ 19,916
Total Real Estate Investments			$ 73,797	$ 455	$ 73,342	$ 776	$ 74,118	$ 170,800	$ 244,918

** QTD Adjusted NOI includes the impact of assets held for sale, transtions, disposals, and deferral repayments during the quarter. The annualized impact excludes assets held for sale, transtions, disposals, and approximately $1.3 million in unscheduled deferral repayments during the quarter.*

Q2 2026

4

SENIOR HOUSING OPERATING PORTFOLIO (SHOP)

TOTAL SENIOR HOUSING OPERATING PORTFOLIO (DOLLARS IN THOUSANDS EXCEPT REVPOR)

Portfolio Overview	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026
Properties	15	22	26	35	42
Units[1]	1,732	2,670	3,009	3,469	4,001
Occupancy	89.1%	87.2%	86.9%	86.6%	85.9%
REVPOR	$3,071	$3,432	$3,918	$4,303	$4,543
Resident fees	$14,217	$21,177	$30,729	$37,060	$44,779
Operating expenses	(9,687)	(15,191)	(21,890)	(26,223)	(31,585)
Management fees	(709)	(1,062)	(1,536)	(1,946)	(2,172)
NOI	$3,821	$4,924	$7,303	$8,891	$11,022
NOI Margin	26.9%	23.3%	23.8%	24.0%	24.6%
Recurring capex	$382	$521	$672	$433	$719

SAME-STORE SENIOR HOUSING OPERATING PORTFOLIO (DOLLARS IN THOUSANDS EXCEPT REVPOR)

Portfolio Overview	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026
Properties	15	15	15	15	15
Units	1,732	1,732	1,732	1,732	1,732
Occupancy	89.1%	87.9%	86.4%	85.8%	85.1%
REVPOR	$3,071	$3,074	$3,111	$3,151	$3,187
Resident fees	$14,217	$14,057	$13,968	$14,054	$14,101
Operating expenses	(9,687)	(10,388)	(10,044)	(10,332)	(9,815)
Management fees	(709)	(707)	(704)	(710)	(704)
NOI	$3,821	$2,962	$3,220	$3,012	$3,582
NOI Margin	26.9%	21.1%	23.1%	21.4%	25.4%
Recurring capex	$382	$479	$483	$272	$411

[1] *Unit count is as of the quarter end.*

5 Q2 2026

INDUSTRY PARTNERS

Partner	Description	OWNERSHIP	MARKET FOCUS	% OF NOI[1]
Senior Living Communities	Senior Living Communities owns and operates luxury retirement communities located in Connecticut, South Carolina, North Carolina, Florida, Georgia and Indiana.	Private	EFC	20.3%
Bickford	Bickford Senior Living manages or operates over 50 independent living, assisted living, and memory care branches throughout the country. They are also an experienced developer, constructing over 150 communities.	Private	SH	14.3%
Ensign Group	The Ensign Group, Inc.'s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies and other rehabilitative and healthcare services at multiple locations across 17 states.	Public	SNF	9.9%
Encore Senior Living	Encore Senior Living develops, renovates and manages senior living communities. The company's portfolio consists of 34 communities in five states providing the continuum of senior care including independent living, assisted living, and memory care.	Private	SH	4.5%
HSM	Health Services Management is a non-profit formed in 2000. The Company operates more than 18 skilled nursing and assisted living facilities located in Florida, Tennessee, and Texas.	NFP	SNF	4.0%
LCS	Based in Des Moines, Iowa, and established in 1971, Life Care Services operates and develops continuing care retirement communities, stand-alone assisted living, memory care, and rental communities nationwide.	Private	EFC	3.8%
Spring Arbor Senior Living	Spring Arbor Senior Living, a Foundry Commercial company, operates more than 30 senior living communities across the Mid-Atlantic, Southeast, and Midwest with a focus on serving residents and their loved ones. Spring Arbor assisted living and memory care residents enjoy a lifestyle focused on wellness with on-site therapy and a full schedule of activities, enabling residents to live life to the fullest.	Private	SH	3.7%
PACS	PACS was founded in 2013 with two skilled nursing facilities. Since the purchase of those facilities, the PACS family consists of over 320 independent operating subsidiaries across 17 states, as well as ancillary and support services, and continues to bring its proven model of mission-driven care that balances access to a national network of support and resources with local decision making.	Public	SNF	2.5%
Senior Living Hospitality	Senior Living Hospitality Group, LLC manages senior living communities, including Continuing Care Retirement Communities that offer Independent Living, Assisted Living, Memory Care, Skilled Nursing, and Rehabilitation Services. The mission is to deliver the best product, service, and value in senior living. Each day, the focus is on providing exceptional attention to resident needs, delivered with loving care and hospitality beyond expectation—an approach that defines the essence of community.	Private	EFC	2.4%
VizionHealth	Vizion Health offers deep experience partnering with investors, lenders and management teams to improve clinical and financial performance. From turnkey start-up of new facilities to invigorating under-performing programs, Vizion is the leader in behavioral healthcare management and operations. They have spent years adding value to dozens of behavioral healthcare organizations across the U.S.	Private	HOSP	1.9%

[1] Based on annualized adjusted NOI of $289.0 million for contracts in place on June 30, 2026.

Business descriptions are derived from publicly available materials, including operator websites, and are presented for informational purposes only. NHI has not independently verified all such information.

Q2 2026 6

7 Q2 2026 LEASE PORTFOLIO EBITDARM COVERAGE & OCCUPANCY SR HOUSING SUMMARY SR HOUSING DETAIL1 PRIOR T12 88.6% 76.6% T12 89.6% 79.4% All tables based on trailing 12 months; excludes loans, mortgages; excludes development and lease up properties in operation less than 24 months; includes proforma cash rent for stabilized acquisitions in the portfolio less than 24 months; 1 SLC operates 10 discretionary entry-fee properties and one need driven assisted living community. Bickford pro forma coverages based on April 2026 base rent reset are 1.54x and 1.50x, respectively, for T12 ended 1Q 2026 and T12 ended 1Q 2025, respectively. NHI TOTAL PORTFOLIO 86.2% 90.7% 85.1% 91.3%   “†   “

8Q2 2026 1 Based on Real Estate Investments annualized adjusted NOI of $244.9 million for contracts in place at June 30, 2026. 2 Based on annualized cash lease revenue of $225.0 million for contracts in place at June 30, 2026. $ LEASE MATURITIES      „ –„ Ž „ „  2026 — — — — — — — 2027 1 401 11,122 — — 11,122 4.9% 2028 11 503 10,127 — — 10,127 4.5% 2029 7 836 1,286 11,635 — 12,922 5.7% 2030 1 107 4,172 — — 4,172 1.9% 2031 13 2,522 59,249 — — 59,249 26.3% 2032 2 213 1,325 2,677 — 4,002 1.8% 2033 27 1,555 29,356 — — 29,356 13.0% 2034 13 778 7,741 3,732 — 11,473 5.1% Thereafter 62 5,538 50,002 28,581 3,997 82,580 36.7% ˜—˜ ˜˜ ˜˜˜¢ ¡ ˜—˜ —˜ Ÿ ˜Ÿ  ˜„ –¡ SH 2 May 2035 2029 A 6,527 2.66% SNF 1 April 2032 2031 B 2,677 1.09% 3.75% Option Type: ˆ–› ‘  Š   Š Ž ‹  Š £ˆ–›     ¤   PURCHASE OPTIONS & LEASE MATURITIES TENANT PURCHASE OPTIONS (DOLLARS IN THOUSANDS) (ANNUALIZED CASH RENT; DOLLARS IN THOUSANDS) SR HOUSING DETAIL1 NHI TOTAL PORTFOLIO

9 Q2 2026 WE INVEST IN RELATIONSHIPS, NOT JUST PROPERTIES * The average age of properties acquired since 2020-2026 is 15.6 years. The total portfolio average age is 21.9 years. FOCUSED ON GROWING WITH OUR 36 OPERATING PARTNERS AND SELECT NEW CUSTOMERS DIVERSIFIED INVESTMENT PLAN EMPHASIZING PRIVATE PAY SENIOR HOUSING PROPERTIES AND BEST-IN-CLASS SNF OPERATORS EXPERIENCED OPERATORS WITH PROVEN RECORD OF QUALITY CARE AND VALUE CREATION LOW LEVERAGE BALANCE SHEET AND STAGGERED LONG-TERM DEBT MATURITIES INVESTMENT RATIONALE INVESTMENT HISTORY* (DOLLARS IN MILLIONS)

RECENT INVESTMENTS

RECENT LEASE AND SHOP ACTIVITIES (DOLLARS IN THOUSANDS)

	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield[2]	Total
Q2 2026						
Generations, LLC	SH	SHOP	532/7	CO	8.25%	$106,900
Fellowship Family	SH	Lease	156/2	GA	8.00%	17,511
Q1 2026						
Allegro Living Management*	SH	SHOP	460/9	SC,KY,TN	7.60%	$105,488
Q4 2025						
Senior Living Communities	SH	Lease	251/1	SC	8.25%	$52,500
Priority Life Care*	SH	Lease	107/1	PA	8.00%	52,149
William James Group, LLC	SH	Lease	56/1	AL	8.25%	7,037
Q3 2025						
Compass Senior Living	SH	SHOP	339/4	OK,OR	7.50%	$74,300
Q2 2025						
Agemark Senior Living*	SH	Lease	205/6	NE	8.00%	$63,500
Q1 2025						
Generations, LLC*	SH	Lease	108/1	CO	8.00%	$21,200
Mainstay Healthcare[3]	SH	Lease	88/1	FL	8.00%	8,600
Juniper Communities, LLC*	SH	Lease	120/1	NJ	7.95%	46,300
						$555,485

RECENT LOAN ORIGINATION AND OTHER DEVELOPMENT (DOLLARS IN THOUSANDS)

	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	Funded	Remaining
Q2 2026								
Wingate	SH	Mortgage Loan	N/A	MA	8.00%	$5,500	$(5,500)	—
Fellowship	SH	Mortgage Loan	26/1	GA	8.50%	1,800	(1,800)	—
Q4 2025								
Fellowship Family*	SH	Mortgage Loan	94/1	SC	8.50%	18,750	(18,750)	—
Silverwave Wichita Falls*	SH	Mortgage Loan	141/1	TX	8.75%	11,250	(11,250)	—
Q2 2025								
Encore Senior Living	SH	Construction	84/1	MI	9.00%	28,000	(16,475)	11,525
Q1 2025								
Vizion Health	HOSP	Mezzanine Loan	N/A	N/A	9.15%	5,400	(5,263)	137
Senior Living Hospitality Group[4]	EFC	Mezzanine Loan	N/A	N/A	9.00%	1,900	(1,270)	630
						$72,600	$(60,308)	$12,292
Other Loan and Development Commitments								
Senior Living Hospitality Group[4]	EFC	Working Capital Note	493/2	CT	7.50%	$5,000	$(4,476)	$524
Timber Ridge OpCo	EFC	Working Capital Note	N/A	N/A	6.00%	5,000	—	5,000
Senior Living Communities	EFC	Revolving Credit	N/A	N/A	Variable	15,000	—	15,000
Bickford	SH	Renovation	Various	Various	8.00%	8,000	(6,097)	1,903
Senior Living Communities	EFC	Renovation	Various	Various	8.50%	10,000	(6,889)	3,111
Spring Arbor	SH	Renovation	522/10	NC	8.23%	3,000	—	3,000
Juniper Communities, LLC	SH	Renovation	120/1	NJ	7.95%	750	—	750
William James Group, LLC	SH	Renovation	70/1	GA	9.50%	600	(576)	24
Senior Living Communities	EFC	Mezzanine Loan	251/1	SC	7.25%	1,500	—	1,500
Mainstay Oviedo	SH	Renovation	88/1	FL	8.25%	250	(146)	104

*Indicates new relationship
[1] Building count excludes renovations.
[2] SHOP yields are based on expected first year NOI less routine capital expenditures.
[3] This property was acquired in a deed in lieu of foreclosure transaction with SLM to satisfy the repayment of its $10.0 million mortgage note receivable.
[4] Formerly referred to as Watermark Retirement.

Q2 2026 10

CAPITALIZATION OVERVIEW

(DOLLAR AND SHARE AMOUNTS IN THOUSANDS)

	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025
Balance Sheet Data					
Gross cost of real estate assets	$ 3,282,842	3,399,116	$ 3,295,740	$ 3,104,283	$ 3,097,842
Total assets	2,964,202	2,889,865	2,796,887	2,690,064	2,695,959
Total liabilities	1,374,945	1,357,331	1,256,983	1,191,566	1,198,665
Total noncontrolling interests	17,831	17,759	18,361	17,599	17,649
Total stockholder's equity attributable to NHI	1,571,426	1,514,775	1,521,543	1,480,899	1,479,645
Operating Data					
Total revenue	$ 121,319	$ 115,130	$ 105,822	$ 89,847	$ 90,662
Rental revenue - GAAP	71,390	73,150	70,286	62,178	70,270
Straight-line rents	597	723	1,233	(10,942)	1,034
Amortization of lease incentives	840	725	725	725	725
Rental revenue - Cash	68,891	70,349	67,206	70,059	67,047
Net Operating Income	84,820	84,157	79,826	70,984	77,352
Adjusted EBITDA	75,638	76,036	73,864	75,378	70,348
Funds Available for Distribution	61,620	62,471	57,943	62,248	55,957
Interest expense	15,814	15,040	14,264	13,766	15,001
General & administrative expense	8,823	7,851	7,603	6,311	6,125
Diluted common shares outstanding	48,498	48,548	47,882	47,624	46,822
NAREIT FFO per diluted common share	1.19	1.23	1.22	1.09	1.19
Normalized FFO per diluted common share	1.19	1.23	1.22	1.32	1.22
Capitalization					
Common shares outstanding at end of each period	49,116	48,459	48,303	47,639	47,473
Market value of equity at end of each period	$ 3,745,586	$ 3,918,395	$ 3,688,900	$ 3,787,301	$ 3,328,807
Total debt	1,274,522	1,269,668	1,163,814	1,109,065	1,118,835
Net debt	1,244,134	1,244,720	1,144,190	1,027,440	1,100,195
Total enterprise value	4,989,720	5,163,115	4,833,090	4,814,741	4.429,002
Ratios					
Interest coverage ratio	4.8x	5.1x	5.2x	5.5x	4.7x
Fixed charge coverage ratio	5.1x	5.4x	5.5x	5.8x	5.0x
Net debt to adjusted EBITDA (annualized)	4.1x	4.0x	3.8x	3.6x	3.9x
Net debt as a percentage of enterprise value	24.9 %	24.1 %	23.7%	21.3%	24.8%
Total Debt / Gross Assets	34.6 %	34.0 %	32.2%	31.8%	32.2%
Dividend Information					
Regular dividends declared per common share	$ 0.92	$ 0.92	$ 0.92	$ 0.92	$ 0.90
Normalized FFO payout ratio per common share	77.3%	74.8%	75.4%	69.7%	73.8%
Dividends declared to common stockholders	$ 45,140	$ 44,532	$ 44,439	$ 43,827	$ 42,677
Normalized FFO payout ratio	78.3%	74.4%	76.0%	69.9%	74.7%
Normalized FAD payout ratio	73.3%	71.3%	76.6%	70.3%	76.3%
Portfolio Statistics					
Number of Properties	194	223	215	210	205

11 Q2 2026

CAPITAL STRUCTURE

DEBT[1]


UNSECURED, VARIABLE 34.0%
UNSECURED, FIXED 66.0%

FIXED CHARGE COVERAGE


5.9x
4.5x
4.6x
5.3x
5.1x
2022
2023
2024
2025
2026[2]

REVOLVER LIQUIDITY (DOLLARS IN MILLIONS)


BALANCE
AVAILABLE
$800
$700
$600
$500
$400
$300
$200
$100
$0
$252.8
$447.2
$600.0
$100.0
$496.0
$204.0
$391.0
$309.0
$262.0
$438.0
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026

NET DEBT TO ADJUSTED EBITDA


4.7x
4.5x
4.1x
3.8x
4.1x
2022
2023
2024
2025
2026[2]

June 30, 2026		Amount	Rate	% of Total	Maturity
Unsecured Debt					
Fixed Rate					
Private Placement		100,000	4.51%	7.8%	0.5 years
Public Bonds due 2031		400,000	3.00%	31.1%	4.6 years
Public Bonds due 2033		350,000	5.35%	27.2%	6.6 years
Variable Rate					
Revolving Credit Facility		438,000	4.68%	34.0%	2.3 years
Total Unsecured Debt	$	1,288,000			
Subtotal		1,288,000	4.33%	100.0%	4.0 years
Note Discounts		(4,921)			
Unamortized Loan Costs		(8,557)			
Total Debt	$	1,274,522			

[1] Excludes impact of unamortized discounts and loan costs
[2] Annualized, see page 19 for reconciliation

Q2 2026 12

DEBT MATURITIES

DEBT SCHEDULE (DOLLARS IN THOUSANDS)

Financial Instrument	Amount Outstanding [1]	Interest Rate [2]	Fixed/ Variable	Maturity	Years to Maturity	Secured
$700MM Revolver (S + 105)	$438,000	4.68%	Variable	Oct-28	2.3	No
$100MM Private Placement Term Loan	100,000	4.51%	Fixed	Jan-27	0.5	No
$400MM Senior Unsecured Notes	400,000	3.00%	Fixed	Feb-31	4.6	No
$350MM Senior Unsecured Notes	350,000	5.35%	Fixed	Feb-33	6.6	No
Total Debt	$1,288,000					
Weighted Average Interest Rate		4.33%			4.0	

[1] As of June 30, 2026
[2] Variable rates based on daily SOFR for the quarter ended June 30, 2026.

DEBT MATURITY SCHEDULE[1] (DOLLARS IN MILLIONS)



$800
$700
$600
$500
$400
$300
$200
$100
$0
Senior Notes
Line of Credit
Available Line of Credit
Private Placement
$100
$262
$438
$750
2026
2027
2028
2029
2030
Thereafter

13 Q2 2026

SELECT DEBT COVENANTS[1]

Credit Facility	Requirement	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q1 2025
Leverage ratio	<= 60%	36%	35%	34%	32%	34%	35%
Unsecured leverage ratio	<= 60%	40%	39%	37%	35%	37%	38%
Secured leverage ratio	<= 30%	—%	—%	—%	—%	—%	2%
Fixed charge coverage ratio	>= 1.75	5.52	5.48	5.28	5.20	4.89	4.84
Tangible net worth	$1.475bn	Pass	Pass	Pass	Pass	Pass	Pass

Private Placement	Requirement	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q1 2025
Leverage ratio	<= 60%	33%	34%	33%	31%	33%	38%
Unencumbered leverage ratio	<= 60%	38%	39%	36%	34%	36%	42%
Secured leverage ratio	<= 30%	—%	—%	—%	—%	—%	2%
Fixed charge coverage ratio	>= 2.00	5.15	5.14	5.04	4.71	4.27	4.24
Tangible net worth	$1.57bn	Pass	Pass	Pass	Pass	Pass	Pass

Public Bonds	Requirement	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q1 2025
Leverage ratio	<= 60%	36%	35%	33%	33%	33%	37%
Secured leverage ratio	<= 40%	—%	—%	—%	—%	—%	2%
Unencumbered asset ratio	>= 150%	280%	287%	304%	308%	303%	279%

[1] *Calculations are made in accordance with the respective debt agreements and may be different than other metrics presented.*

Q2 2026 14

15 Q2 2026 RETURN ON INVESTED CAPITAL GENERAL & ADMINISTRATIVE AS % OF GROSS ASSETS EBITDARM COVERAGE1 FAD PAYOUT RATIO PERFORMANCE 1EBITDARM coverage is based on trailing twelve month results through the period indicated. 1Q 2026 excludes NHC corporate coverages for Skilled Nursing and Total. 2Through June 30, 2026.

BALANCE SHEETS

(DOLLARS IN THOUSANDS)

		Q2 2026		Q4 2025
Assets				
Real estate properties				
Land	$	232,660	$	221,660
Buildings and improvements		3,030,846		3,054,100
Construction in progress		19,336		18,214
		3,282,842		3,293,974
Less accumulated depreciation		(716,370)		(821,702)
Real estate properties, net		2,566,472		2,472,272
Mortgage and other notes receivable, net of reserve of $18,910 and $20,249		209,273		203,296
Cash and cash equivalents		30,388		19,624
Straight-line rent receivable		74,997		78,891
Assets held for sale, net		30,929		3,562
Other assets, net		52,143		19,242
Total Assets[1]	$	2,964,202	$	2,796,887
Liabilities and Stockholders' Equity				
Debt	$	1,274,522	$	1,163,814
Accounts payable and accrued expenses		46,437		42,070
Operating lease liabilities		3,744		1,664
Dividends payable		45,245		44,439
Deferred income		4,265		4,996
Deferred income tax liabilities, net		732		
Total Liabilities[1]		1,374,945		1,256,983
Commitments and Contingencies		—		—
Redeemable noncontrolling interest		10,367		10,195
National Health Investors Stockholders' Equity:				
Common stock, $0.01 par value; 100,000,000 shares authorized;				
49,115,748 and 48,302,944 shares issued and outstanding, respectively		491		483
Capital in excess of par value		1,966,642		1,922,713
Retained earnings		2,842,779		2,747,006
Cumulative dividends		(3,238,486)		(3,148,659)
Total National Health Investors Stockholders' Equity		1,571,426		1,521,543
Noncontrolling interests		7,464		8,166
Total Equity		1,578,890		1,529,709
Total Liabilities and Stockholders' Equity	$	2,964,202	$	2,796,887

[1] The consolidated balance sheets included the following amounts related to our consolidated variable interest entities ("VIE"): $621.0 million and $403.4 million of real estate properties, net; $11.7 million and $9.1 million of cash and cash equivalents; $0.3 million and $0.6 million of straight-line rents receivable; $6.5 million and $4.2 million of other assets, net; and $8.5 million and $5.5 million of Accounts payable and other liabilities as of June 30, 2026 and December 31, 2025, respectively.

Q2 2026 16

STATEMENTS OF INCOME

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

		Q2 2026		Q2 2025
Revenues		(unaudited)		(unaudited)
Rental income	$	71,390	$	70,270
Resident fees and revenues		44,779		14,217
Interest income and other		5,150		6,175
	$	121,319	$	90,662
Expenses				
Depreciation		25,548		19,918
Interest		15,814		15,001
Senior Housing operating expenses		33,757		10,396
Legal		444		1,095
Franchise, excise and other taxes		213		243
General and administrative		8,823		6,125
Proxy contest and related		—		1,308
Taxes and insurance on leased properties		2,743		2,914
Loan and realty losses (gains)		(59)		(1,393)
		87,283		55,607
Gains on sale of real estate		21,967		110
Other Income		86		—
Income before income taxes and equity method investment		59,089		35,165
Income tax expense		(732)		—
Gains (losses) from equity method investment		—		1,524
Net income		55,357		36,689
Less: net loss (income) attributable to noncontrolling interests		314		298
Net income attributable to stockholders		55,671		36,987
Less: net income attributable to unvested restricted stock awards		(95)		(49)
Net income attributable to common stockholders	$	55,576	$	36,938
Weighted average common shares outstanding:				
Basic		48,435,914		46,691,953
Diluted		48,498,181		46,822,465
Earnings per common share:				
Net income attributable to common stockholders - basic	$	1.15	$	0.79
Net income attributable to common stockholders - diluted	$	1.15	$	0.79

17 Q2 2026

FFO & FAD RECONCILIATION

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

		Q2 2026		Q2 2025
Net income attributable to common stockholders	$	55,576	$	36,938
Elimination of certain non-cash items in net income:				
Real estate depreciation		24,583		19,477
Real estate depreciation related to noncontrolling interests		(404)		(414)
Gains on sales of real estate, net		(21,967)		(110)
Allocation to unvested restricted stock		(4)		—
NAREIT FFO attributable to common stockholders		57,784		55,891
Proxy contest and related		—		1,308
Normalized FFO attributable to common stockholders		57,784		57,199
Non-cash lease revenue adjustments, net		90		(459)
Non-real estate depreciation, net		888		377
Amortization of debt issuance costs and discounts, net		854		940
Adjustments related to equity method investments, net		(324)		(1,907)
Recurring capital expenditures, net		(1,198)		(494)
Equity method investment non-refundable entrance fees		500		623
Credit loss expense (benefit)		(59)		(1,393)
Share-based compensation		2,360		1,071
Deferred income taxes		732		—
Allocation to unvested restricted stock		(7)		—
Normalized FAD attributable to common stockholders	$	61,620	$	55,957

BASIC				
Weighted average common shares outstanding		48,435,914		46,691,953
NAREIT FFO attributable to common stockholders per share	$	1.19	$	1.20
Normalized FFO attributable to common stockholders per share	$	1.19	$	1.23
DILUTED				
Weighted average common shares outstanding		48,498,181		46,822,465
NAREIT FFO attributable to common stockholders per share	$	1.19	$	1.19
Normalized FFO attributable to common stockholders per share	$	1.19	$	1.22

PAYOUT RATIOS				
Regular dividends per common share	$	0.92	$	0.90
Normalized FFO payout ratio per diluted common share		77.3%		73.8%
Dividends declared to common stockholders	$	45,140	$	42,677
Normalized FFO payout ratio		78.3%		74.7%
Normalized FAD payout ratio		73.3%		76.3%

Q2 2026 18

ADJUSTED EBITDA RECONCILIATION

(DOLLARS IN THOUSANDS)

		Q2 2026		Q2 2025
ADJUSTED EBITDA RECONCILIATION				
Net Income		55,357		36,689
Interest expense		15,814		15,001
Franchise, excise, and other taxes		213		243
Income tax expense		732		—
Depreciation		25,548		19,918
Gains on sales of real estate, net		(21,967)		(110)
Credit loss expense (benefit)		(59)		(1,393)
Adjusted EBITDA	$	75,638	$	70,348
Interest expense at contractual rates	$	14,954	$	14,062
Principal payments		—		110
Fixed Charges	$	14,954	$	14,172
Fixed Charge Coverage		5.1x		5.0x

NET DEBT TO ADJUSTED EBITDA		
Consolidated Total Debt	$	1,274,522
Less cash and cash equivalents		(30,388)
Consolidated Net Debt	$	1,244,134
Adjusted EBITDA	$	75,638
Annualizing Adjustment		226,914
Annualized impact of recent investments, disposals and payoffs		1,216
Annualized Adjusted EBITDA	$	303,768
Consolidated Net Debt to Adjusted EBITDA		4.1x

19 Q2 2026

NOI RECONCILIATIONS

(DOLLARS IN THOUSANDS)

		Q2 2026		Q2 2025
NOI SEGMENT RECONCILIATION				
Triple-net leased rental income				
Senior Housing	$	44,250	$	44,485
Skilled Nursing		11,623		21,496
Hospital		1,075		1,075
Held for Sale and Disposal		11,700		300
Triple -net leased NOI	$	68,648	$	67,356
SHOP Resident Fees		44,779		14,217
SHOP operating expenses		(33,757)		(10,396)
SHOP NOI		11,022		3,821
Interest income and other		5,150		6,175
NOI	$	84,820	$	77,352
NOI TO ADJUSTED NOI RECONCILIATION				
Non-cash write-off of straight-line rent receivable		—		—
Straight-line revenue		(597)		(1,034)
Amortization of lease incentives		840		725
Amortization of commitment fees and discounts		(158)		(121)
Non-segment/Corporate		—		(35)
Adjusted NOI	$	84,905	$	76,887

Q2 2026 20

NOI RECONCILIATIONS

(DOLLARS IN THOUSANDS)

		Q2 2026		Q2 2025
NET INCOME		55,357		36,689
Interest		15,814		15,001
Gains on sales of real estate		(21,967)		(110)
(Gain) loss from equity method investment		—		(1,524)
Franchise, excise and other taxes		213		243
Legal		445		1,095
Loan and realty gains (losses)		(59)		(1,393)
Proxy contest and related		—		1,308
General and administrative		8,823		6,125
Depreciation		25,548		19,918
Income tax expense		732		—
Other Income		(86)		—
Consolidated NOI	$	84,820	$	77,352
Straight-line revenue		(597)		(1,034)
Amortization of lease incentives		840		725
Amortization of commitment fees and discounts		(158)		(121)
Non-segment/Corporate				(35)
Adjusted NOI	$	84,905	$	76,887

21 Q2 2026

SHOP RECONCILIATIONS

(DOLLARS IN THOUSANDS)

Total SHOP	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026
Total Revenues	$ 14,217	$ 21,177	$ 30,729	$ 37,060	$ 44,779
Labor	(4,324)	(7,168)	(11,741)	(14,699)	(18,297)
Dietary	(1,104)	(1,483)	(2,104)	(2,233)	(2,667)
Utilities	(940)	(1,567)	(1,969)	(2,471)	(2,277)
Taxes and insurance	(1,413)	(2,217)	(2,649)	(2,897)	(3,100)
Management fees	—	—	—	(1,946)	(2,172)
Other senior housing operating expenses	(2,615)	(3,818)	(4,963)	(3,923)	(5,244)
NOI	3,821	4,924	7,303	8,891	11,022
Depreciation	(2,811)	(3,733)	(5,557)	(7,114)	(9,192)
Net income (loss)	$ 1,010	$ 1,191	$ 1,746	$ 1,777	$ 1,830
Units	1,732	2,670	3,009	3,469	4,001
Occupancy	89.1%	87.2%	86.9%	86.6%	85.9%
Average occupied units	1,543	2,337	2,616	3,004	3,437
RevPOR	$ 3,071	$ 3,432	$ 3,918	$ 4,303	$ 4,543

(DOLLARS IN THOUSANDS)

Same-Store SHOP	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026
Total Revenues	$ 14,217	$ 14,057	$ 13,968	$ 14,054	$ 14,101
Labor	(4,324)	(4,398)	(4,330)	(4,467)	(4,315)
Dietary	(1,104)	(1,058)	(1,122)	(1,035)	(1,019)
Utilities	(940)	(1,085)	(1,005)	(1,129)	(1,013)
Taxes and insurance	(1,413)	(1,721)	(1,610)	(1,551)	(1,419)
Management fees	—	—	—	(710)	(704)
Other senior housing operating expenses	(2,615)	(2,833)	(2,682)	(2,150)	(2,049)
NOI	3,821	2,962	3,220	3,012	3,582
Depreciation	(2,811)	(2,843)	(2,950)	(2,984)	(3,048)
Net income (loss)	$ 1,010	$ 119	$ 271	$ 28	$ 534
Units	1,732	1,732	1,732	1,732	1,732
Occupancy	89.1%	87.9%	86.4%	85.8%	85.1%
Average occupied units	1,543	1,522	1,497	1,487	1,474
RevPOR	$ 3,071	$ 3,074	$ 3,111	$ 3,151	$ 3,187

Q2 2026 22

GLOSSARY

Adjusted EBITDA & EBITDARM

We consider Adjusted EBITDA to be an important supplemental measure because it provides information which we use to evaluate our performance and serves as an indication of our ability to service debt. We define Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Adjusted EBITDA also includes our proportionate share of unconsolidated equity method investments presented on a similar basis. Since others may not use our definition of Adjusted EBITDA, caution should be exercised when comparing our Adjusted EBITDA to that of other companies.

EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

ADJUSTED NET OPERATING INCOME

We define Adjusted NOI as total revenues, less straight-line revenue, less corporate interest income, less tenant reimbursements and property operating expenses, and adjusted for non-cash revenue items including, but not limited to, amortization of commitment fees, deferred financing costs and original issue discounts and lease incentive amortization.

CAGR

The acronym CAGR refers to the Compound Annual Growth Rate. The compound annual growth rate represents the year-over-year growth rate over a specified time period.

FFO, NORMALIZED FFO & FAD

These operating performance measures may not be comparable to similarly titled measures used by other REITs. Consequently, our FFO, normalized FFO, & normalized FAD may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of these operating performance measures, caution should be exercised when comparing our Company's FFO, normalized FFO, & normalized FAD to that of other REITs. These financial performance measures do not represent cash generated from operating activities in accordance with generally accepted accounting principles ("GAAP") (these measures do not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and are not necessarily indicative of cash available to fund cash needs.

FFO, as defined by the National Association of Real Estate Investment Trusts ("NAREIT") and applied by us, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures, if any. The Company's computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or have a different interpretation of the current NAREIT definition from that of the Company; therefore, caution should be exercised when comparing our Company's FFO to that of other REITs.

Diluted FFO assumes the exercise of stock options and other potentially dilutive securities. Normalized FFO excludes from FFO certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing FFO for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs.

We believe that FFO and normalized FFO are important supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the REIT industry to address this issue.

In addition to the adjustments included in the calculation of Normalized FFO, Normalized FAD excludes the impact of any straight-line rent revenue, amortization of the original issue discount on our senior unsecured notes, amortization of debt issuance costs, non-cash stock based compensation, as well as certain non-cash items related to our equity method investment.

Normalized FAD is an important supplemental performance measure for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease. This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our senior unsecured notes and debt issuance costs to be amortized as non-cash adjustments to earnings. We also adjust Normalized FAD for the net change in our allowance for expected credit losses, non-cash stock based compensation as well as certain non-cash items related to our equity method investments such as straight-line lease expense and amortization of purchase accounting adjustments. Normalized FAD is an important supplemental measure of liquidity for a REIT as a useful indicator of the ability to distribute dividends to stockholders.

23 Q2 2026

GLOSSARY

Facility Types

SH - Senior housing
EFC - Entrance Fee Community
SNF - Skilled nursing facility
HOSP - Hospital
MOB - Medical office building

Fixed Charges

The term Fixed Charges refers to interest expense and debt principal.

NET OPERATING INCOME

Net operating income ("NOI") is a U.S. non-GAAP supplemental financial measure used to evaluate the operating performance of real estate. We define NOI as total revenues, less tenant reimbursements and property operating expenses. We believe NOI provides investors relevant and useful information as it measures the operating performance of our properties at the property level on an unleveraged basis. We use NOI to make decisions about resource allocations and to assess the property level performance of our properties.

OCCUPANCY

Occupancy is the average percentage of all units in our SHOP segment that are occupied during the time period described. We define occupancy as the average number of units occupied in any given time period divided by the total number of available units.

RevPOR

RevPOR is the average monthly revenue generated by occupied units in our SHOP segment. We define RevPOR as monthly resident fees and services revenue divided the number of monthly occupied units.

RETURN ON INVESTED CAPITAL (ROIC)

ROIC is a performance metric that intends to measure the percentage return earned on capital invested by a company. NHI calculates ROIC as TTM Normalized FAD plus contractual interest divided by the average of total assets plus accumulated deprecation less straight-line rent receivable over the TTM period.

SAME-STORE ("SS") We define Same-Store as properties owned, consolidated and operational for the full period in both comparison periods and that are not otherwise excluded; provided, however, that we may include selected properties that otherwise meet the Same-Store criteria if they are included in substantially all of, but not a full, period for one or both of the comparison periods, and in our judgment such inclusion provides a more meaningful presentation of our segment performance.

Newly acquired properties, recently developed or redeveloped properties, and properties undergoing operator transitions in our SHOP reportable business segment will be included in Same-Store after five full quarters from the date of acquisition, transition, or being placed into service. Our SHOP and NNN that have undergone operator or business model transitions will be included in Same-Store once operating under consistent operating structures for the full period in both periods presented.

Properties are excluded from Same-Store if they are: (i) sold, classified as held for sale or properties whose operations were classified as discontinued operations in accordance with GAAP; (ii) impacted by significant disruptive events such as flood or fire; (iii) those properties that are currently undergoing a significant disruptive redevelopment; or (iv) those properties that are scheduled to undergo operator or business model transitions, or have transitioned operators or business models after the start of the prior comparison period.

Stabilized Lease

A newly acquired triple-net lease property is generally considered stabilized upon lease-up (typically when senior-care residents occupy at least 85% of the total number of certified units over at least a 12 month period) Newly completed developments, including redevelopments, are considered stabilized upon lease-up, as described above.

Total Return

The term Total Return refers to the total return an investor would have realized on an annual basis over a certain period assuming that all dividends are reinvested on the ex-dividend date.

WACY

The acronym WACY refers to Weighted Average Cash Yield, which is the anticipated rate of return upon initial investment excluding the impact of any discounts received or premiums paid.

Q2 2026 24

25 Q2 2026 NOTES

26Q2 2026 NOTES

National Health Investors Q2 2026 Supplemental